SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported)      February 19, 2004

VendingData Corporation
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-25855	91-1696010
(Commission File Number)	(IRS Employer Identification No.)

6830 Spencer Street, Las Vegas, Nevada	89119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 733-7195

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

Exhibit 99.01.  The press release of VendingData Corporation (the “Company”) dated February 19, 2004, announcing the preliminary revenues for the year ended December 31, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 19, 2004, the Company issued a press release announcing its preliminary revenues for the year ended December 31, 2003.  A copy of the press release is attached to the Current Report as Exhibit 99.01.  The press release may also be found in the “Investors” section of the Company’s web site at www.vendingdata.com.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VendingData Corporation
(Registrant)

Date: February 19, 2004	By:	/s/ JOHN R. SPINA
John R. Spina
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release issued by VendingData Corporation dated February 19, 2004 (announcing preliminary revenues for the year ended December 31, 2003).